UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2016

TROPICANA ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8345 W. Sunset Road, Suite 300, Las Vegas, Nevada 89113

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (702) 589-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tropicana Entertainment Inc. (the “Company”) was held on May 12, 2016.  At the Annual Meeting, the Company’s stockholders approved the Company’s Performance Incentive Plan (the “PIP”).  The purposes of the PIP are to generally provide the Company’s executive officers with an objective performance-based variable compensation opportunity that is contingent upon the achievement of measurable financial performance goals and permit the Company the ability to grant awards that may qualify as performance-based compensation not subject to the tax deduction limits of Section 162(m), as well as awards that are not intended to so qualify.

The material terms of the PIP are summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2016, which description is incorporated herein by reference. The foregoing description of the PIP does not purport to be complete and is qualified in its entirety by reference to the full text of the PIP. A copy of the PIP is filed herewith as Exhibit 10.1 and is incorporated in its entirety herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders.

	For	Withhold	Broker Non-Vote
Carl C. Icahn	19,804,697	1,155,546	0
Anthony P. Rodio	19,805,117	1,155,126	0
Keith Cozza	19,804,697	1,155,546	0
Daniel A. Cassella	20,910,225	50,018	0
Hunter C. Gary	19,800,947	1,159,296	0
William A. Leidesdorf	20,910,225	50,018	0
Daniel H. Scott	20,910,225	50,018	0

Proposal 2

A proposal to approve the Tropicana Entertainment Inc. Performance Incentive Plan, as described in the proxy materials. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
19,804,697	1,151,816	3,730	0

Proposal 3

A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as described in the proxy materials. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
20,910,984	45,529	3,730	0

Proposal 4

An advisory vote to approve executive compensation, as described in the proxy materials. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
20,906,255	50,258	3,730	0

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description

Exhibit 10.1	Tropicana Entertainment Inc. Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.
Date: May 13, 2016
	By:	/s/ THERESA GLEBOCKI
	Name:	Theresa Glebocki
	Title:	Executive Vice President, Chief Financial Officer and Treasurer